                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): July 24, 2003




                                  MedQuist Inc.
                                  -------------
             (Exact name of registrant as specified in its charter)




   New Jersey                       0-19941                  22-2531298
---------------                   -----------             ------------------
(State or other                   (Commission              (I.R.S. Employer
  jurisdiction                        File                Identification No.)
of incorporation                    Number)
or organization)




                              Five Greentree Centre
                                    Suite 311
                                Marlton, NJ 08053
               ----------------------------------------------------
               (address of principal executive offices) (Zip Code)

       Registrants's telephone number, including area code: (856) 810-8000

Item 5.  Other Events.
----------------------

Pursuant to Regulation FD Rules 100-103:

         Attached as Exhibit 5.1 is the script for the Registrant's second quarter 2003 investor conference call held on July 24, 2003 at 11:00 a.m. (ET).

         Attached as Exhibit 5.2 is the Registrant's earnings release for the second quarter ended June 30, 2003.

Pursuant to Section 27A of the Securities Act of 1933 and 21E of the Securities Exchange Act of 1934, attached as Exhibit 5.3 is a note concerning forward-looking statements and additional information regarding factors that could cause actual results to differ materially from those in such forward-looking statements.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MEDQUIST INC.



Date:  July 24, 2003               By:    Brian J. Kearns
                                   --------------------------------------------
                                   Name:  Brian J. Kearns
                                   Title: Executive Vice President,
                                          Treasurer and Chief Financial Officer